Exhibit T3A.125

State of California
Kevin Shelley
Secretary of State

File # 200322010080

ENDORSED - FILED
in the office of the Secretary of State of the State of California

AUG - 5 2003

KEVIN SHELLEY
Secretary of State

LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION

A $70.00 filing fee must accompany this form.

IMPORTANT – Read instructions before completing this form.

This Space For Filing Use Only

1. NAME OF THE LIMITED LIABILITY COMPANY (END THE NAME WITH THE WORDS "LIMITED LIABILITY COMPANY," "LTD. LIABILITY CO.," OR THE ABBREVIATIONS "LLC" OR "L.L.C.")

IV Outparcels, LLC

2. THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

3. CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS.

[ ] AN INDIVIDUAL RESIDING IN CALIFORNIA. PROCEED TO ITEM 4.

[✔] A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505. PROCEED TO ITEM 5.

AGENT'S NAME: Corporation Service Company which will do business in California as CSC-Lawyers Incorporating Service

4. ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL:

ADDRESS

CITY STATE CA ZIP CODE

5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: (CHECK ONE)

[ ] ONE MANAGER
[ ] MORE THAN ONE MANAGER
[✔] ALL LIMITED LIABILITY COMPANY MEMBER(S)

6. OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE THE LATEST DATE ON WHICH THE LIMITED LIABILITY COMPANY IS TO DISSOLVE.

7. NUMBER OF PAGES ATTACHED, IF ANY:

8. TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY. (FOR INFORMATIONAL PURPOSES ONLY)
To engage in activities relating to the acquisition, development, leasing, subleasing, sale, ownership and operation of commercial properties.

9. IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SIGNATURE OF ORGANIZER

August 5, 2003
DATE

Jennifer Sullivan
TYPE OR PRINT NAME OF ORGANIZER

10. RETURN TO:

NAME
FIRM
ADDRESS
CITY/STATE
ZIP CODE

OFFICE OF THE SECRETARY OF STATE

SEC/STATE FORM LLC-1 (Rev. 06/2003) – FILING FEE $70.00

APPROVED BY SECRETARY OF STATE